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                                                                   Exhibit 10(h)

                    Schedule Identifying Material Details of
                       Executive Agreements Substantially
                            Similar to Exhibit 10(g)


                                              Effective
    Name                                         Date
    ----                                      ---------

Judith D. Fisher                           January 22, 1997
Ralph K. Frasier                           January 22, 1997
Peter E. Geier                             January 22, 1997
Ronald J. Seiffert                         January 22, 1997
Gerald R. Williams                         January 22, 1997